UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2019

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTCT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2019, NetScout Systems, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s stockholders approved the Company’s 2019 Equity Incentive Plan (the “2019 Plan”), which is a successor to and continuation of the Company’s 2007 Equity Incentive Plan, as amended (the “2007 Plan”). No additional awards will be granted under the 2007 Plan, although all outstanding awards granted under the 2007 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such awards and the terms of the 2007 Plan. The 2019 Plan authorizes the issuance of up to the sum of (A) 6,794,651 shares (which number is the sum of (i) the number of shares (1,294,651) subject to the 2007 Plan’s available reserve and (ii) an additional 5,500,000 new shares), plus (B) the following shares of the Company’s common stock subject to any outstanding award granted under the 2007 Plan or 2019 Plan (i) any shares subject to such award that are not issued because such award expires or otherwise terminates without all of the shares covered by such award having been issued; (ii) any shares subject to such award that are not issued because such award is settled in cash; (iii) any shares issued pursuant to such award that are forfeited back to or repurchased by us because of a failure to vest; and (iv) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with any such award that is a full value award. The Company’s board of directors (the “Board”) previously approved the 2019 Plan, subject to stockholder approval, on July 9, 2019. The 2019 Plan became effective immediately upon stockholder approval at the 2019 Annual Meeting.

A more detailed summary of the material features of the 2019 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2019 Annual Meeting filed with the Securities and Exchange Commission on July 24, 2019 (the “Proxy Statement”) under the caption “Proposal 2: Approval of the 2019 Equity Incentive Plan.”

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As referenced above, on September 12, 2019, the Company held its 2019 Annual Meeting. As of July 19, 2019, the record date for the 2019 Annual Meeting, 75,920,680 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders is set forth below.

1.	The Company’s stockholders elected each of Anil K. Singhal, John R. Egan and Robert E. Donahue as Class II directors of the Company with each director to serve a three-year term until the Company’s 2022 annual meeting of stockholders. The voting results were as follows:

	Votes For	Withheld	Broker Non-Votes
Anil K. Singhal	67,038,016	424,273	3,194,552
John R. Egan	65,611,707	1,850,582	3,194,552
Robert E. Donahue	67,106,656	355,633	3,194,552

2.	The Company’s stockholders approved the 2019 Plan. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,244,791	6,182,196	35,302	3,194,552

3.	The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
69,965,060	643,135	48,646	0

4.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
63,334,939	4,002,468	124,882	3,194,552

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ Jean Bua
Jean Bua
Executive Vice President and Chief Financial Officer

Date: September 16, 2019